Exhibit 99.12

DEPOSIT ACCOUNT CONTROL (DEFAULT) AGREEMENT

This DEPOSIT ACCOUNT CONTROL AGREEMENT is dated as of January 27, 2014, and is by and among Global Geophysical Services, Inc., a Delaware corporation (“Customer”), TPG Specialty Lending, Inc., a Delaware corporation, as collateral agent for the Secured Parties (as defined below) (“Collateral Agent”), and AMEGY BANK NATIONAL ASSOCIATION, a national banking association (“Bank”).

RECITALS

Certain lenders (“Secured Parties”) have extended, and may in the future extend, certain credit facilities to Customer, and as a condition to such credit facilities, Collateral Agent has required that Customer grant to Collateral Agent a security interest in a certain deposit account maintained by Bank for Customer.  The parties are entering into this agreement to perfect Collateral Agent's security interest in and to that account and to specify certain rights and duties of the parties with respect to that account.

AGREEMENTS

Section 1.                      The Account

(a)           This Agreement applies to depository Account Nos. 3354784, 51577514, 51577557, 51897373, 3687805 and GL001936 maintained by Customer with Bank (such accounts, all funds at any time on deposit therein and any proceeds, replacements or substitutions of such account or funds therein are collectively referred to herein as “Deposit Account”).

(b)           Customer has granted, and does hereby grant, a security interest in the Deposit Account to Collateral Agent.  Bank acknowledges the security interest granted by Customer to Collateral Agent in the Deposit Account.

Section 2.                      Control of Deposit Account

(a)           The Deposit Account shall be under the control of Collateral Agent.  Collateral Agent shall at all times have “control” (as defined in Section 9-104 of the Uniform Commercial Code as adopted in the state of New York) of the Deposit Account.  Bank shall comply with instructions originated by Collateral Agent directing disposition of funds in the Depository Account without further consent by Customer or any other person or entity.

 (b)           Unless Bank shall have received written notice from Collateral Agent (an “Activation Notice”) that it is exercising exclusive control over the Deposit Accounts, Customer shall have full right of access to and withdrawal from the Deposit Account.  Customer agrees that after Bank receives an Activation Notice, Customer will have no further right or ability to instruct Bank regarding the receipt, processing or deposit of remittances, and that Collateral Agent alone will have the right and ability to instruct Bank.

(c)           Subject to paragraph (d) below, from and after the receipt by the Bank of an Activation Notice (and until Bank receives a written withdrawal of such notice), (i) Collateral Agent shall have exclusive dominion and control over the Deposit Account, (ii) neither Customer nor any person acting through or on behalf of Customer shall have any right of access to or withdrawal from the Deposit Account, and (iii) Bank shall not comply with any instructions originated by Customer or any such person directing disposition of funds in the Deposit Account.

(d)           Any Activation Notice shall be in writing, shall refer to this Agreement and shall include clear and specific instruction with respect to the disposition of funds in the Deposit Account.  Bank shall have a period of time, not exceeding two (2) Business Days (hereinafter defined) following the date on which Bank receives an Activation Notice to act on such Activation Notice.  Bank may rely on an Activation Notice notwithstanding any other or conflicting information it may receive from Customer.  As used in this Agreement, the term “Business Day” means any day on which Bank is not authorized or required to close.

Section 3.                      Matters Related to Deposit Account

(a)           Bank waives any right it may now or hereafter have to apply amounts in the Deposit Account against the payment of any amount from time to time owing to Bank from Customer; provided, however, that Bank shall have the right at any time to debit the Deposit Account (i) to pay the Bank's reasonable and customary fees and charges applicable to the Deposit Account, (ii) in connection with Uncollectible Drafts (hereinafter defined) as provided in paragraph (b) below, and (iii) in order to correct errors as provided in paragraph (c) below.

(b)           Any item deposited by or on behalf of Customer in the Deposit Account which is returned for insufficient or uncollected funds will be re-deposited by Bank one time.  If such item is returned unpaid a second time or if such amount is otherwise uncollectible by Bank (“Uncollectible Draft”) (including by any “stop payment order” having been applied to such draft), Bank may debit the Deposit Account for (i) the amount of such Uncollectible Draft (if such amount has actually been paid by Bank to Collateral Agent), and (ii) any reasonable and customary fees due to Bank or charges incurred by Bank in connection with its deposit or collection attempts (collectively, “Costs of Uncollectible Drafts”).  If the amount in the Deposit Account is insufficient to fully reimburse Bank for the Costs of Uncollectible Drafts, Customer agrees to pay such deficiency to Bank.  If Customer does not pay such deficiency to Bank within 15 days following Bank's written request therefor, Collateral Agent shall pay such deficiency to Bank within 30 days of Bank's written request to Collateral Agent therefor (provided that Collateral Agent's obligations shall be limited to amounts actually paid to Collateral Agent by Bank pursuant to the terms of this Agreement.

(c)           Bank shall have the right to debit from the Deposit Account any amounts deposited therein in error or as necessary to correct processing errors.

(d)   Collateral Agent and Customer agree that, except as specifically provided in this Agreement, the Deposit Account will be subject to, and Bank's operation of the Deposit Account will be in accordance with, the terms and  provisions of Bank's separate deposit account agreement governing the Deposit Account (“Account Agreement”), a copy of which Customer and Collateral Agent acknowledge having received. In the event that the terms of the Account Agreement shall conflict with the terms of this Agreement, the terms of this Agreement shall prevail.

Section 4.                      Statements, Notice of Adverse Claims

(a)           Bank will send copies of all statements on the Deposit Account simultaneously to Customer and Agent at their addresses listed below their signatures to this Agreement (or such other address as they may provide to Bank).

(b)           Bank will use reasonable efforts promptly to notify Collateral Agent and Customer (i) if any other person claims that it has an interest in the Deposit Account, (ii) if any other person requests that Bank enter into an agreement related to the Deposit Account with such person, or (iii) if any other person inquires as to the existence of any other agreement related to the Deposit Account.

Section 5.                      Certain Matters Affecting Bank

(a)           This Agreement does not create any obligation of Bank except for those expressly set forth in this Agreement, and no implied obligations shall be read into this Agreement against Bank.

(b)           Bank may rely on notices and communications it reasonably believes have been given by an authorized representative of Collateral Agent or Customer, and Bank shall have no obligation to review or confirm that actions taken pursuant to any such notice in accordance with this Agreement comply with any other agreement or document.  Without limiting the foregoing, Bank shall have no obligation to determine whether Collateral Agent is authorized to issue an Activation Notice.

(c)           Bank shall not be liable under this Agreement for interruption of services under this Agreement resulting from force majeure or failure of computer, electronic or other services.

(d)           If Customer becomes subject to a bankruptcy proceeding or if Bank is otherwise served with legal process which Bank believes affects funds deposited in the Deposit Account, Bank shall have the right to place a hold on funds in the Deposit Account until such time as Bank receives an appropriate court order or other assurances satisfactory to Bank establishing that funds may continue to be disbursed in accordance with this Agreement.

(e)           If at any time Bank, in good faith, is in doubt as to the action it should take under this Agreement, Bank shall have the right (i) to place a hold on funds in the Deposit Account until such time as Bank receives a  court order or other assurances reasonably satisfactory to Bank as to the disposition of funds in the Deposit Account, or (ii) to commence an interpleader action in an appropriate court and to take no further action except in accordance with joint instructions from Collateral Agent and Customer or in accordance with the final order of the court in such action.

(f)           All Bank's obligations under this Agreement shall be subject to applicable laws and regulations and to the policies and procedures of Bank.  Nothing in this Agreement shall required Bank to act in violation of any law, regulation, policy or procedure.

(g)           Bank will not be liable to any party hereunder for any expense, claim, cause of action, liability, loss, damage or cost arising out of or relating to the Deposit Account or this Agreement other than those resulting from Bank’s acts or omissions constituting gross negligence or willful misconduct, and Company agrees to indemnify and hold Bank harmless from any such expense, claim, cause of action, liability, loss, damages or cost.

Bank shall not be liable for losses or delays resulting from computer malfunction, interruption of communication facilities, labor difficulties, acts of God, terrorist acts, and other causes beyond Bank’s reasonable control.  In no event shall Bank be liable for any indirect, special, consequential, exemplary or punitive damages including, without limitation, lost profits.

Section 6.                      Fees and Expenses

Customer shall pay the customary fees and expenses of Bank in connection with the Deposit Account.  Customer shall also pay all reasonable and documented out of pocket costs and expenses (including reasonable and documented out of pocket attorneys fees incurred in connection with the interpretation or enforcement of this Agreement.  Such fees and expenses may be debited from the Account by Bank.

Section 7.                      Termination, Survival

(a)           Collateral Agent may terminate this Agreement by notice to Bank and Customer, and in such event Bank shall follow the directions of Collateral Agent with respect to the disposition of funds in the Deposit Account.  Bank may terminate this Agreement upon sixty (60) days written prior notice to Customer and Collateral Agent, and in such event Bank shall follow the directions of Collateral Agent with respect to the disposition of funds in the Deposit Account.  Customer may not terminate this Agreement without prior written consent of Collateral Agent.

(b)           If Collateral Agent notifies Bank that Collateral Agent's security interest in the Deposit Account has terminated, this Agreement will immediately terminate, and Bank will follow the directions of Customer with respect to the disposition of funds in the Deposit Account.

(c)           Section 5 of this Agreement shall survive the termination of this Agreement.

Section 8.                      Governing Law and Venue

(a)           This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof and supersedes all other oral or written representations and understandings.  The formation, interpretation, and performance of this Agreement, and all issues pertaining to the administration of the deposit accounts, shall be governed by the internal laws of the State of Texas (“Texas Law Matters”).  It is the intention of the parties, however, that all matters pertaining to the creditors’ rights of the Secured Parties under Article 9 of the UCC shall be governed by the internal laws of the State of New York (including, without limitation, Section 5-1401 of the General Obligations Law of the State of New York (“New York Law Matters”). This Agreement may only be amended or modified in writing signed in advance by Company and an authorized representative of Amegy Bank N.A.  All parties have carefully read and understand this Agreement, and acknowledge receipt of a copy hereof.

(b)           The parties expressly stipulate that (i) any litigation arising under this Agreement relating to Texas Law Matters shall be brought in any Federal court sitting in Harris County, Texas, while (ii) any litigation arising under this Agreement relating to New York Law Matters shall be brought in any Federal court sitting in New York County, New York.  The parties agree that Harris County, Texas be both the place of making and the place of performance of this Agreement and all parties consent to jurisdiction in the State of Texas or the State of New York, as the case may be.

(c)           To the fullest extent permitted by law, each of the parties hereto intentionally and deliberately gives up the right to a trial by jury to resolve each dispute, claim, demand, cause of action and controversy between the parties hereto arising out of, or related to, this Agreement.

Section 9.                      Amendments

No amendments of this Agreement will be binding unless it is in writing and signed by all parties to this Agreement.

Section 10.                      Severability

To the extent a provision of this Agreement is unenforceable; this Agreement will be construed as if the unenforceable provision were omitted.

Section 11.                      Successors and Assigns

The terms of this agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assignees.

Section 12.                      Notices

Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given (a) when delivered in person, (b) when sent by telecopy or other electronic means and electronic conformation of error free receipt is received or (c) two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth bellow.

Customer:	Global Geophysical Services, Inc.
Address:	13927 South Gessner Road
Missouri City, TX 77489
Attention:	James Brasher
Fax Number:	713-808-7810

Collateral Agent:	TPG Specialty Lending, Inc.
Address:	888 7th Avenue, 4th Floor
New York, NY 10019
Attention:	Philip T. Warren
Telephone Number:	212-601-4711
Fax Number:	212-430-4611

Bank:	Amegy Bank National Association
Five Post Oak Park
4400 Post Oak Parkway
Houston, Texas 77027
Attention:
Telephone Number:
Fax Number:

AND

Attention: Wanda Rummage
Telephone No.: 713.232.2259
Fax No.: 713. 561.0198

Section 13.                      Joint and Several Obligations

If Customer consists of more than one person or entity, each shall be jointly and severally liable to perform Customer's obligations under this Agreement.

Section 14.                      Duplicate Originals, Counterparts

This Agreement may be executed in any number of duplicate originals, and each duplicate original shall be deemed to be an original.  This Agreement (and each duplicate original) may be executed in any number of counterparts, all of which together shall constitute one fully executed agreement, even though all signatures do not appear on the same document.

Section 15.                      Entire Agreement

This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof.  There are no oral agreements among the parties hereto.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized officers, effective as of the date first above written.

CUSTOMER:	Global Geophysical Services, Inc.
By:	/s/ P. MATTHEW VERGHESE
Name:	P. Matthew Verghese
Title:	Senior Vice President and Chief Financial Officer
Address:	13927 South Gessner Road
Missouri City, TX 77489

COLLATERAL AGENT:	TPG SPECIALTY LENDING, INC.
By:	/s/ MICHAEL FISHMAN
Name:	Michael Fishman
Title:	CEO
Address:	888 7th Avenue, 4th Floor
New York, NY 10019

BANK:	AMEGY BANK NATIONAL ASSOCIATION
By:	/s/ GREG NOVAK
Name:	Greg Novak
Title:	Sr. Vice President

Deposit Account Control Agreement
Amegy Bank National Association